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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITOR'S CONSENT

We consent to the incorporation by reference in the Registration Statement of Sentigen Holding Corp. and Subsidiaries on Form S-8 (Commission File No.:
333-49072) and Form S-3 (Commission File No.: 333-60858) of our report dated March 9, 2004 included in the Annual Report on Form 10-K of Sentigen Holding Corp. and Subsidiaries for the year ended December 31, 2003.

/s/ Deloitte & Touche LLP
New York, New York
March 22, 2004